                                                                    EXHIBIT 31.1

                      NUTRITION MANAGEMENT SERVICES COMPANY

                           A Pennsylvania Corporation
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                            Section 302 Certification

I, Joseph Roberts, certify that:
      1.    I have  reviewed  this  quarterly  report on Form 10-Q of  Nutrition
            Management Services Company, Inc.;
      2.    Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this quarterly report;
      3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the  registrant as of, and for, the periods  presented in this quarterly report;
      4.    The registrant's other certifying officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the  registrant and have:
            a)    designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during  the  period in which  this  quarterly  report is being prepared;
            b)    evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and
            c)    disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and
      5.    The  registrant's  other  certifying  officers and I have disclosed, based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board of  directors  (or persons performing the equivalent functions):
            a)    all  significant  deficiencies  in the design or  operation of
                  internal   controls   which   could   adversely   affect   the
                  registrant's ability to record, process,  summarize and report financial  data  and  have  identified  for  the  registrant's auditors any material weaknesses in internal controls; and

            b)    any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

                                                       /s/ Joseph Roberts
            Date: February 17, 2004                    -----------------------
                                                       Joseph Roberts
                                                       Chairman of the Board and
                                                       Chief Executive Officer